Income Taxes (March 10-K Note)	12 Months Ended
Mar. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes
Note 6.	Income Taxes

The deferred tax asset valuation allowance as of March 31, 2015 and 2014 is attributed to US federal, and state deferred tax assets, which result primarily from future deductible accruals, net operating loss carryforwards, and tax credit carryforwards. We believe that, based on a number of factors, the available objective evidence creates sufficient uncertainty regarding our ability to realize the deferred tax assets such that a full valuation allowance has been recorded. These factors include our history of losses, and the lack of carryback capacity to realize deferred tax assets.

In accordance with Section 382 of the Internal Revenue Code, the amounts of and benefits from net operating loss and tax credit carryforwards may be impaired or limited in certain circumstances. Events which cause limitations in the amount of net operating losses or credits that we may utilize in any one year include, but are not limited to, a cumulative ownership change of more than 50% as defined, over a three year period.

We recognize interest and penalties related to uncertain tax positions in income tax expense. Income tax expense for the year ended March 31, 2015 includes no interest. As of March 31, 2015, we have no accrued interest and penalties related to uncertain tax positions.

As a result of the acquisition of CollabRx by stock purchase, the Company had no tax basis in the intangible assets acquired. During the year ended March 31, 2015, the Company recognized $305 in tax benefit as a result of this difference. The Company also recognized $81 for the year ended March 31, 2014 in tax benefit as a result of this difference.

Components of loss from continuing operations before income taxes is attributed to the following geographic locations for the years ended March 31, 2015 and 2014 (in thousands):

Year ended March 31,	2015	2014

Domestic	$(5,465)	$(3,548)
Foreign	-	-
Income (loss) from continuing operations before income tax expense (benefit)	$(5,465)	$(3,548)

Components of income tax expense (benefit) for the years ended March 31, 2015 and 2014 consisted of the following (in thousands):

Year ended March 31,	2015	2014

Current:
U.S. Federal	$-	$-
State and Local	4	2
Foreign (credit)	-	-
Total current tax expense	4	2
Deferred
U.S. Federal	(305)	(81)
State and Local	-	-
Foreign (credit)	-	-
Total deferred tax (benefit)	(305)	(81)

Total income tax expense (benefit)	$(301)	$(79)

The income tax expense (benefit) for the years ended March 31, 2015 and 2014 differed from the amounts computed by applying the statutory US federal income tax rate as  follows (in thousands):

Year ended March 31,	2015	2014

Federal tax expense (benefit) at U.S. Statutory Rate	$(1,754)	$(1,126)
State tax expense (benefit) net of federal tax effect	(301)	(193)
Change in valuation allowance	(1,444)	1,196
Tax effect of acquired net operating loss carryforwards	3,382	-
Foreign SubF Germany	-	251
Amortization of deferred tax liability	(305)	(81)
Other items	121	(126)
Total income tax (benefit)	$(301)	$(79)

Components of deferred taxes are as follows (in thousands):

Year ended March 31,	2015	2014

Deferred tax liability:
Intangible assets	$(195)	$(500)
Deferred tax assets:
Deferred revenue	-	48
Accruals, reserves and other	2,612	1,932
Net operating loss carryforwards	43,158	45,142
Credit carryforward	2,000	2,397
Capitalized research and development costs	299	299
Other	5	5

Gross deferred tax assets	47,879	49,323
Valuation allowance	(47,879)	(49,323)
Net deferred tax asset	$-	$-

The Company adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Taxes”, (ASC Topic 740), on January 1, 2007. As a result of the implementation of ASC Topic 740, the Company did not recognize any adjustment to the liability for uncertain tax positions and therefore did not record any adjustment to the beginning balance of accumulated deficit on the consolidated balance sheet. As of the date of adoption, the Company recorded a $1.4 million reduction to deferred tax assets for unrecognized tax benefits, all of which is currently offset by a full valuation allowance and therefore did not record any adjustment to the beginning balance of accumulated deficit on the balance sheet at that time.

Tabular Reconciliation of Unrecognized Tax Benefits

Ending Balance as of March 31, 2013	822
Increase/(Decrease) of unrecognized tax benefits taken in prior years	-
Increase/(Decrease) of unrecognized tax benefits related to current year	77
Increase/(Decrease) of unrecognized tax benefits related to settlements	-
Reductions to unrecognized tax benefits related to lapsing statute of limitations	-
Ending Balance as of March 31, 2014	$899
Increase/(Decrease) of unrecognized tax benefits taken in prior years	-
Increase/(Decrease) of unrecognized tax benefits related to current year	(72)
Increase/(Decrease) of unrecognized tax benefits related to settlements	-
Reductions to unrecognized tax benefits related to lapsing statute of limitations	-
Ending Balance as of March 31, 2015	$827

There are no positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within 12 months of the reporting date.

Because the statute of limitations does not expire until after the net operating loss and credit carryforwards are actually used, the statues are still open on fiscal years ended March 31, 1998 forward for federal purposes, and for fiscal years ended March 31, 2003 forward for state purposes.  For the years prior to March 31, 2011 for federal purposes and prior to March 31, 2010 for state purposes, any adjustments would be limited to reduction in the net operating loss and credit carryforwards.

Total interest and penalties included in the statement of operations for the year ended March 31, 2015 is zero.  It is the Company’s policy to include interest and penalties related to uncertain tax positions in tax expense.

We have recorded no net deferred tax assets for the years ended March 31, 2015 and 2014, respectively.  The Company has provided a valuation allowance of $47.9 million and $49.3 million as of March 31, 2015 and 2014, respectively.  The valuation allowance fully reserves all net operating loss carryforwards, credits and non-deductible accruals and reserves, for which realization of future benefit is uncertain.  The realization of net operating losses may be limited due to change of ownership rules.  The valuation allowance decreased by $1.4 million in fiscal 2015 and increased by $1.2 million during fiscal 2014.

As of March 31, 2015, the Company has net operating loss carryforwards of approximately $118.2 million and $50.4 million for federal and state tax purposes, respectively.  The federal and state of California net operating loss carryforward started to expire in the year ended March 31, 2013.

As of March 31, 2015, the Company also has research and experimentation credit carryforwards of $0.9 million and $0.9 million for federal and state income tax purposes, respectively.  The federal credit began to expire in the year ended March 31, 2012 and the state of California will never expire under current law.

The Tax Reform Act of 1986 limits the use of net operating loss and tax credit carryforwards in certain situations where changes occur in the stock ownership of a corporation during a certain time period.  In the event the Company had incurred a change in ownership, utilization of the carryforwards could be significantly restricted.